                                                                      Exhibit 21

                                  DOMESTIC SUBSIDIARIES
                                                              Country or State   Percentage of
Name of Organization                                          of Incorporation  Voting Interest
--------------------                                          ----------------  ---------------
ARC Specialties, Inc.                                            California          100%

Adcom Wire                                                        Florida            100%

Ark-Ell Springs, Inc.                                           Mississippi          100%

Beeline Group, Inc.                                              California          100%

Bergen Cable Technology, Inc.                                     Delaware           100%

Bonded Fiber Products, Inc.                                    North Carolina        100%

Cambridge Tool & Mfg. Co., Inc.                                Massachusetts         100%

Collier-Keyworth, Inc.                                         North Carolina        100%

Crest-Foam Corp.                                                 New Jersey          100%

Culp-Gadsden, Inc.                                                Alabama            100%

Design Fabricators, Inc.                                          Colorado           100%

Dresher, Inc.                                                     Delaware           100%

Edron Fixture Corp.                                               Florida            100%

Freemont Wire Company                                             Indiana            100%

Genesis Fixtures, Inc.                                            Colorado           100%

Hanes CNC Services Co.                                         North Carolina        100%

Hanes Companies - New Jersey, Inc.                                Delaware           100%

Hanes Companies, Inc.                                          North Carolina        100%

Hanes Fabrics, Inc.                                              Tennessee           100%

Indiana Acquisition Corp.                                         Indiana            100%

Jarke Corporation                                                 Illinois           100%

KelMax Equipment Co.                                              Georgia            100%

Kelmax Equipment Southwest, Inc.                                  Georgia            100%

L&P Acquisition Company - 18                                      Delaware           100%

L&P Acquisition Company - 31                                      Delaware           100%

L&P Acquisition Company - 33                                      Delaware           100%

L&P Acquisition Company - 35, Inc.                                  Ohio             100%

L&P Acquisition Company - 38                                      Illinois           100%

L&P Acquisition Company - 41                                      Delaware           100%

                                                                      Exhibit 21

                                    DOMESTIC SUBSIDIARIES
                                                              Country or State   Percentage of
Name of Organization                                          of Incorporation  Voting Interest
--------------------                                          ----------------  ---------------
L&P Acquisition Company - 43                                      Delaware           100%

L&P Acquisition Company - 44                                      Delaware           100%

L&P Acquisition Company - 45                                      Delaware           100%

L&P Acquisition Company - 8                                       Delaware           100%

L&P Central Asia Trading Company                                  Delaware           100%

L&P Financial Services Co.                                        Delaware           100%

L&P Holdings One, Inc.                                            Delaware           100%

L&P International Holdings Company                                Delaware           100%

L&P Manufacturing, Inc.                                           Delaware           100%

L&P Products Company, Inc.                                        Delaware           100%

L&P Property Management Company                                   Delaware           100%

L&P TexPro, Inc.                                                  Delaware           100%

L&P Transportation Co.                                            Delaware           100%

Leaving Taos, Inc.                                                Delaware           100%

Leggett & Platt Asia Marketing, Inc.                              Delaware           100%

Leggett & Platt Components Company, Inc.                          Delaware           100%

Leggett & Platt International Development Co.                     Delaware           100%

Leggett & Platt International Service Corporation                 Delaware           100%

Leggett & Platt Middle East, Incorporated                         Delaware           100%

Leggett & Platt Tax Partnership                                   Missouri           100%

Leggett & Platt Turkey, Inc.                                      Delaware           100%

Leggett Partners, L.P.                                             Texas             100%

Leggett Wire Company                                              Delaware           100%

Leggett and Platt International Corporation                       Missouri           100%

                                                                      Exhibit 21

                                    DOMESTIC SUBSIDIARIES
                                                              Country or State   Percentage of
Name of Organization                                          of Incorporation  Voting Interest
--------------------                                          ----------------  ---------------
MG Loan Company                                                   Delaware           100%

Met Displays, Inc.                                                Illinois           100%

Metrock Steel & Wire Company, Inc.                                Alabama            100%

Nagle Industries, Inc.                                            Michigan           100%

Option Spring Products, LLC                                      Tennessee           100%

Pace Industries, Inc.                                             Arkansas           100%

Product Techologies, Inc.                                        Minnesota           100%

Pulsar Plastics, Inc.                                             Illinois           100%

Schukra USA, Inc.                                                 Michigan           100%

Sensible Storage, Inc.                                            Illinois           100%

Shaped Wire, Inc.                                                 Delaware           100%

Southern Bedding, Inc.                                          Mississippi          100%

Steadley Company                                                  Missouri           100%

Syd-Ren Industries, Inc.                                         California          100%

Syndicate Systems, Inc.                                           Indiana            100%

Talbot Industries, Inc.                                           Missouri           100%

Tarrant Interiors, Inc.                                            Texas             100%

Vertex Fasteners, Inc.                                            Illinois           100%

Wichita Wire, Inc.                                                 Kansas            100%

                                                                      Exhibit 21

                                    FOREIGN SUBSIDIARIES
                                                              Country or State   Percentage of
Name of Organization                                          of Incorporation  Voting Interest
--------------------                                          ----------------  ---------------
1314116 Ontario Inc.                                               Canada            100%

9038-8315 Quebec Inc.                                              Canada            100%

A.E.A. Management Co., Inc.                                        Canada            100%

Administradora Soal S.A. de C.V.                                  Mexico             100%

Agimex, S.A.                                                       France            100%

Bizzy Lizzy Limited                                            United Kingdom        100%

Bois Aise de Roberval Inc.                                         Canada            100%

Bois J.L.P. Inc.                                                   Canada            100%

Brinmark Limited                                               United Kingdom        100%

Cable Bergen de Mexico, S.A. de C.V.                               Mexico            100%

Carreiro Holdings, S.A. de C.V.                                    Mexico            100%

Carreiro, S.A. de C.V.                                             Mexico            100%

Comercializadora Soal, S.A. de C.V.                                Mexico            100%

Consorcio Industrial Serrano, S.A. de C.V.                         Mexico            100%

Crown-VMS Canada Ltd.                                              Canada            100%

D.T.A. Comercializaciones, S.A. de C.V.                            Mexico            100%

De Todo en Alambre de Aguascalientes, S.A. de C.V.                 Mexico            100%

Edmund Bell & Co., Limited                                     United Kingdom        100%

Etermex, S.A. de C.V.                                              Mexico            100%

Fibras Acolchables, S.A. de C.V.                                   Mexico            100%

                                                                      Exhibit 21

                                   FOREIGN SUBSIDIARIES
                                                              Country or State   Percentage of
Name of Organization                                          of Incorporation  Voting Interest
--------------------                                          ----------------  ---------------
Fides S.r.l.                                                       Italy             100%

Gateway (Textiles) Limited                                     United Kingdom        100%

Gateway Holdings Limited                                       United Kingdom        100%

Gateway Ibercia S.r.l.                                             Spain             100%

Globe Spring and Cushion Company Limited                           Canada             50%

Hanes International - France SAS                                   France            100%

ILMA Italia S.r.l.                                                 Italy             100%

Impact Wire Products Inc.                                          Canada            100%

Industrias Subinas Aragon, S.L.                                    Spain             100%

Industrias Subinas, S.L.                                           Spain             100%

Inter-Spring Limited                                           United Kingdom        100%

J.A. Wilson Display Ltd.                                           Canada            100%

Jentschmann AG                                                  Switzerland          100%

John Pring & Son Limited                                       United Kingdom        100%

Kelmax Lopez Manufacturing, S.A. de C.V.                           Mexico            100%

L and P Mexico, S.A. de C.V.                                       Mexico            100%

L&P (Australia) Acquisition Co. No. 1 Pty Ltd                    Australia           100%

L&P Automotive Europe GmbH                                        Germany            100%

L&P Denmark Aps                                                   Denmark            100%

L&P Europe Limited                                             United Kingdom        100%

L&P Fahrzeug-und Matratzen-Komponenten
Geschaftsfuhrung GmbH                                             Germany            100%

L&P Fahrzeug-und Matratzen-Komponenten GmbH & Co. KG              Germany            100%

L&P Netherlands Holdings B.V.                                 The Netherlands        100%

L&P Swiss Holding Company                                       Switzerland          100%

L&P technologije d.o.o.                                           Croatia            100%

LeggPlatt, S.L.                                                    Spain             100%

Leggett & Platt (Alberta) Ltd.                                     Canada            100%

Leggett & Platt (Australia) Pty Ltd                              Australia           100%

Leggett & Platt (Barbados) Ltd.                                   Barbados           100%

Leggett & Platt (Guang Zhou) Co. Ltd.                              China             100%

Leggett & Platt (Shanghai) Co. Ltd.                                China             100%

                                                                      Exhibit 21

                                   FOREIGN SUBSIDIARIES
                                                              Country or State   Percentage of
Name of Organization                                          of Incorporation  Voting Interest
--------------------                                          ----------------  ---------------
Leggett & Platt (Southeast Asia) Pte Ltd                         Singapore           100%

Leggett & Platt Administradora, S.A. de C.V.                       Mexico            100%

Leggett & Platt do Brasil Ltda.                                    Brazil            100%

Leggett & Platt Canada Holdings Ltd.                               Canada            100%

Leggett & Platt de Guadalajara, S.A. de C.V.                       Mexico            100%

Leggett &  Platt de Mexico, S.A. de C.V.                           Mexico            100%

Leggett & Platt Foreign Sales Corporation                         Barbados           100%

Leggett & Platt Korea, Ltd.                                     South Korea          100%

Leggett & Platt Ltd.                                               Canada            100%

Leggett & Platt Polska Sp. z.o o.                                  Poland            100%

Leggett & Platt U.K. Limited                                   United Kingdom        100%

Les Bois Blanchet Inc./Blanchet Lumber Inc.                        Canada            100%

MF Knitting Co. Limited                                        United Kingdom        100%

MF Warping Company Limited                                     United Kingdom         100%

Marsh, Fern & Company Limited                                  United Kingdom        100%

Muelles Andalucia, S.L.                                            Spain             100%

Multilastic Limited                                            United Kingdom        100%

Northeastern Components (International) Ltd.                   United Kingdom        100%

Pace Industries de Chihuahua, S.A. de C.V.                         Mexico            100%

Pace Industries de Mexico, S.A. de C.V.                            Mexico            100%

Pleasant Valley Remanufacturing Ltd.                               Canada            100%

                                                                      Exhibit 21

                                   FOREIGN SUBSIDIARIES
                                                              Country or State   Percentage of
Name of Organization                                          of Incorporation  Voting Interest
--------------------                                          ----------------  ---------------
Pullmaflex A.B.                                                    Sweden            100%

Pullmaflex Benelux N.V.                                           Belgium            100%

Pullmaflex International B.V. (Netherlands)                       Holland            100%

Pullmaflex International Limited                               United Kingdom        100%

Pullmaflex Japan KK                                                Japan             100%

Pullmaflex U.K. Limited                                        United Kingdom        100%

SCHUKRA-Geratebau AG                                              Austria            100%

S R Holbrook Limited                                           United Kingdom        100%

Schukra Acquisition Co. Inc.                                      Ontario            100%

Schukra Berndorf Ges.m.b.H.                                       Austria            100%

Schukra Europa GmbH                                               Germany            100%

Schukra of North America, Ltd.                                     Canada            100%

Slotex Inc.                                                        Canada            100%

Spruceland Forest Products Inc.                                    Canada            100%

Spuhl AG                                                        Switzerland          100%

Toledo Federungen GmbH                                            Germany            100%

Toledo Fjederindlaeg A/S                                          Germany            100%

Wyn Products Pty Ltd                                             Australia           100%

                                                                      Exhibit 21

                 RELATED COMPANIES WHICH ARE NOT SUBSIDIARIES OF REGISTRANT

                                                              Country or State   Percentage of
Name of Organization                                          of Incorporation  Voting Interest
--------------------                                          ----------------  ---------------
Advantage Technologies, Inc.                                      Michigan            45%

Craftmatice/Contour Industries, Inc.                              Delaware           4.9%

Fastening Technologies, LLC                                       Delaware            50%

GS Technologies Corporation                                       Delaware            10%

L&P Central Asia Trading Company - Moscow
(Representative Office)                                      Russian Federation      100%

Leggett & Platt International Services Corp. - Hong Kong
(Representative Office)                                          Hong Kong           100%

Pace Industries of Mexico, LLC                                    Delaware            51%

Pullmaflex Southern Africa (Pte) Ltd.                           South Africa          49%